UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2017

NovoCure Limited

(Exact name of registrant as specified in its charter)

Jersey	001-37565	98-1057807
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

Le Masurier House La Rue Le Masurier St. Helier, Jersey JE2 4YE (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: +44 (0)15 3475 6700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. to Form 8-K):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02Results of Operations and Financial Condition

On July 27, 2017, the Company issued a press release announcing certain financial results for the quarter ended June 30, 2017.  A copy of the press release is attached hereto as Exhibit 99.1.

The Company will discuss on its earnings call to be held on July 27, 2017 the non-GAAP metric “Total operating expenses, net of non-cash expenses” because management believes that it provides for a more accurate year to year comparison of the Company’s operating expenses without the impact of non-cash items. A reconciliation to the GAAP metric “Total operating expenses” for the three months ended June 30, 2017 and 2016 is provided below:

	Three months ended June 30,
	2017	2016
Research, development and clinical trials	$9,371	$11,318
Sales and marketing	16,360	14,598
General and administrative	15,023	13,031
Total operating expenses	$40,754	$38,947

Non-cash expenses:
Share-based compensation expense	$7,439	$5,467
Other non-cash expenses	573	709
Total non-cash expenses	$8,012	$6,176

Total operating expenses, net of non-cash expenses	$32,742	$32,771

A reconciliation to the GAAP metric “Total operating expenses” for the six months ended June 30, 2017 and 2016 is provided below:

	Six months ended June 30,
	2017	2016
Research, development and clinical trials	$18,782	$22,763
Sales and marketing	31,116	27,906
General and administrative	27,445	25,287
Total operating expenses	$77,343	$75,956

Non-cash expenses:
Share-based compensation expense	$11,857	$10,782
Other non-cash expenses	1,149	1,315
Total non-cash expenses	$13,006	$12,097

Total operating expenses, net of non-cash expenses	$64,337	$63,859

The information contained in this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Exhibit No.	Description
99.1	Press Release of NovoCure Limited, dated July 27, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovoCure Limited

(Registrant)

Date: July 27, 2017

By: /s/ Wilhelmus Groenhuysen

       Name: Wilhelmus Groenhuysen

       Title: Chief Financial Officer

Index to Exhibits

Exhibit No.	Description
99.1	Press Release of NovoCure Limited, dated July 27, 2017